UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2011

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1227 South Patrick Drive, Building 2A, Satellite Beach, FL 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On January 13, 2011, Lighting Science Group Corporation (the “Company”) issued a Warrant (the “Warrant”) to The Home Depot, Inc. (“Home Depot”). Pursuant to the Warrant, Home Depot may purchase up to 5,000,000 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an exercise price of $2.00 per share, subject to vesting as described below. The Warrant was executed in connection with the Strategic Purchasing Agreement (the “Strategic Purchasing Agreement”) between the Company and Home Depot, previously disclosed in the Current Report on Form 8-K filed on July 28, 2010, pursuant to which the Company supplies Home Depot with LED lamps and fixtures.

Subject to the conditions set forth below, 1,000,000 shares of Common Stock will be eligible for vesting pursuant to the Warrant following each fiscal year ending December 31, 2011 through December 31, 2015 if, in dollar terms, the gross product orders from Home Depot to the Company are at least 20% more than the gross product orders in the immediately preceding fiscal year. For the shares underlying the Warrant to be eligible for vesting following the fiscal years ending December 31, 2014 and 2015, Home Depot must also extend the Strategic Purchasing Agreement for additional one-year periods beyond its initial term of three years. Each vested portion of the Warrant will expire on the third anniversary following the vesting of such portion.

On January 14, 2011, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Home Depot pursuant to which the Company granted piggyback registration rights with respect to the shares underlying the Warrant.

The foregoing description of the Warrant Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement and the Registration Rights Agreement, which are filed as Exhibit 4.1 and 4.2, respectively, to this Current Report and are incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

The Warrant was issued to Home Depot in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: January 20, 2011	By:	/s/ Gregory T. Kaiser
	Name:	Gregory T. Kaiser
	Title:	Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

4.1	Warrant to Purchase Common Stock of Lighting Science Group Corporation, dated January 13, 2011 and issued to The Home Depot, Inc.

4.2	Registration Rights Agreement, dated January 14, 2011 between Lighting Science Group Corporation and The Home Depot, Inc.